SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 27, 2004

(Date of Report)

AT&T WIRELESS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16567	91-1379052

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7277-164th Ave. NE, Building 1, Redmond, Washington 98052

(Address of Principal Executive Offices, including Zip Code)

(425) 580-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure
Signature
Exhibit Index
Exhibit 99.1

Item 5. Other events and Required FD Disclosure
Signature
Exhibit Index
Exhibit 99.1

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(c)	Exhibits:

99.1 Letter Agreement entered into by and among AT&T Wireless Services, Inc. and NTT DoCoMo, Inc., dated January 27, 2004

Item 5. Other Events and Required FD Disclosure

     On January 27, 2004, AT&T Wireless Services, Inc. entered into a letter agreement with NTT DoCoMo, Inc., a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T WIRELESS SERVICES, INC.

Dated: January 27, 2004	By	/s/ Benjamin F. Stephens

Benjamin F. Stephens
Assistant Secretary

Exhibit Index

99.1	Letter Agreement entered into by and among AT&T Wireless Services, Inc. and NTT DoCoMo, Inc., dated January 27, 2004